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                                                                   Exhibit 10.9

                         REGISTRATION RIGHTS AGREEMENT

          THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of the day of May, 1999, by and between OPINION RESEARCH CORPORATION, a Delaware corporation. (the "Company") and ALLIED CAPITAL CORPORATION and ALLIED INVESTMENT CORPORATION, each a Maryland corporation (collectively, the "Investor").

                                   RECITALS:

          WHEREAS, the Company and the Investor have entered into that certain Investment Agreement dated as of the date hereof (the "Investment Agreement");

          WHEREAS, in order to induce the Investor to enter into the transactions contemplated thereby, the Company has agreed to provide the registration rights set forth in this Agreement; and

          WHEREAS, unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in Section 9 of this Agreement or as set forth in the Investment Agreement.

          NOW THEREFORE, the parties hereto agree as follows:

1.   DEMAND REGISTRATIONS.

     1.1.  Requests for Registration.

           At any time following the fifth anniversary of the date hereof, the Investor (or its permitted transferees) may request registration under the Securities Act of all or part of its Registrable Securities (as defined in Section 9 below) on Form S-1 or any similar long-form registration ("Long-Form Registrations") or on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations") if available. Each request for a Demand Registration under this Section 1.1 shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within 10 days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice. All registrations requested pursuant to this Section 1.1 are referred to herein as "Demand Registrations."

     1.2.  Short-Form Registrations.

           As long as the Company is subject to the reporting requirements of the Securities Exchange Act, the Company will use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities. Subject to the limitations set forth in Section 1.4 below,
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the holders of Registrable Securities shall be entitled to request Short-Form
Registrations; provided, that the offering value of the Registrable Securities
               --------  ----
requested to be registered in any Short-Form Registration shall equal at least $1,000,000.

     1.3.  Long-Form Registrations.

           Subject to the limitations set forth in Section 1.4 below, in the event the Company is not permitted to use any applicable Short-Form Registration, the holders of Registrable Securities shall be entitled to request a Long-Form Registration; provided, that the aggregate offering value of the
                          --------  ----
Registrable Securities requested to be registered in any Long-Form Registration shall equal at least $1,000,000.

     1.4.  Limit on Number of Registrations.

          The holders of Registrable Securities shall be limited to a maximum number of two (2) Demand Registrations under this Section 1.

     1.5.  Priority on Demand Registrations.

           The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of at least two-thirds of the Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company shall include in such registration: (i) first, the Registrable Securities requested to be included which in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities requested to be registered by each such holder; (ii) second, other securities requested to be included in such registration by the Company; and (iii) third, other securities requested to be included in such registration by others pro rata among the holders thereof.

     1.6.  Restrictions on Demand Registrations.

           The Company shall not be obligated to effect any Demand Registration within six (6) months after the effective date of a previous Demand Registration or a registration in which the holders of Registrable Securities were given piggyback rights pursuant to Section 2 below. The Company may postpone for up to ninety (90) days the filing or the effectiveness of a registration statement for a Demand Registration if the Company believes that such Demand Registration would reasonably be expected to have an adverse effect on any proposal or plan by the Company or any of its subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, securities offering, or similar transaction.

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     1.7.  Selection of Underwriters.

           The Company shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the approval of the holders of two-thirds of the Registrable Securities included in any Demand Registration, which approval shall not be unreasonably withheld.

     1.8.  Other Registration Rights.

           The Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, which rights have priority over, or are inconsistent with, the rights of the holders of Registrable Securities under this Agreement without the prior written approval of the holders of at least two-thirds of the Registrable Securities.

2.   PIGGYBACK REGISTRATIONS.

     2.1.  Right to Piggyback.

           Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice. Subject to the provisions of Section 2.2 below, the Company shall also be entitled to include in such registration any other securities requested to be included in such registration.

     2.2.  Priority on Primary Registrations.

           If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in

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writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration: (i) first, the securities the Company proposes to sell; (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares requested to be registered by each such holder; and (iii) third, other securities requested to be included in such registration.

     2.3.  Priority on Secondary Registrations.

           If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration: (i) first, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares requested to be registered by each such holder; and (ii) second, the other securities requested to be included in such registration.

3.   HOLDBACK AGREEMENTS.

     3.1.  Holdback by Holders.

           Each holder of Registrable Securities agrees, if requested by the Company and an underwriter of Registrable Securities, not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any underwritten Demand Registration, any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration), or any other registration of the Company in connection with a public offering (except pursuant to registrations on Form S-8 or any successor form).

     3.2.  Holdback by Company and Others.

           The Company agrees: not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree.

4.   REGISTRATION PROCEDURES.

     4.1.  Company Obligations.

           Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities under the Securities Act, and pursuant thereto the Company shall as expeditiously as possible:

     (i) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of two-thirds of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed);

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     (ii)   prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than ninety days, or such shorter period during which all Registrable Securities requested to be registered have been sold, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

     (iii) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

     (iv) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the managing underwriter reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (a) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (b) subject itself to taxation in any such jurisdiction or (c) consent to general service of process in any such jurisdiction);

     (v) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

     (vi) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASDAQ national market system;

     (vii) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

     (viii) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of two-thirds of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

                                      -5-
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     (ix)   make available for inspection by any seller of Registrable
Securities, any underwriter participating in such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

     (x) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission;

     (xi) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

     (xii) obtain a cold comfort letter from the Company's independent public accountants in customary form covering such matters of the type customarily covered by such cold comfort letters addressed to the sellers of Registrable Securities;

     (xiii) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company shall use its reasonable best efforts promptly to obtain the withdrawal of such order; and

     (xiv) during the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act.

     4.2.   Controlling Stockholders' Rights.

            If any such registration statement refers to any holder by name or otherwise as the holder of any securities of the Company and if in its sole and exclusive judgment, such holder is or might be deemed to be a controlling person of the Company, such holder shall have the right to require: (i) the insertion therein of language, in form and substance satisfactory to such holder and presented to the Company in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder shall assist in meeting any future financial requirements of the Company; or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such holder; provided that with respect to this clause (ii) such holder shall furnish to the Company an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company.

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5.   REGISTRATION EXPENSES.

     5.1.  Company Expenses.

           All expenses incident to the Company's performance of the Demand Registrations (whether Long-Form or Short-Form Registrations) and Piggyback Registrations to which the Investor is entitled hereunder, shall be borne by the Company. The foregoing expenses shall include, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"). The Company shall also pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance, and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASDAQ national market system.

     5.2.  Counsel Fees.

           With respect to the Demand Registrations and the Piggyback Registrations to which the Investor is entitled hereunder, the Company shall reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel for, and chosen by, the holder or holders of Registrable Securities participating in such registration. Notwithstanding the foregoing, the Company shall not be required to pay for any Registration Expenses if such registration is subsequently withdrawn at any time at the request of the holders of two-thirds of the Registrable Securities to be registered (in which case all participant holders shall bear such expenses on a pro rata basis).

     5.3.  Underwriting Discounts and Commissions.

           Each holder of Registrable Securities participating in any registration shall bear its proportionate share (in relation to the number of shares included in such registered offering as compared to the number of Registrable Securities of such holder included in such registered offering) of all underwriting discounts and commissions.

6.   INDEMNIFICATION.

     6.1.  Company Indemnification.

           The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act or the Securities Exchange Act) against all losses, claims, damages, liabilities and expenses caused by (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any

                                      -7-
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amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same, or (ii) any violation by the Company of the Securities Act, any state securities or "blue sky" laws or any rule or regulation thereunder in connection with such registration. In connection with any underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

     6.2.  Holder Indemnification.

           In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act or the Securities Exchange Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual to each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

     6.3.  Indemnification Procedures.

           Any Person entitled to indemnification under this Section 6 shall:
(i) give prompt written notice to the indemnifying party of any claim with respect to which such Person seeks indemnification, but the failure to do so shall not relieve the indemnifying party from any liability, except to the extent it is actually prejudiced by the failure or delay in giving such notice; and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to

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such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

     6.4.  Survival and Contribution.

           The indemnification provided for under this Section 6 shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

7.   PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.

     No Person may participate in any registration hereunder which is underwritten unless such Person: (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

8.   RULE 144 COVENANTS.

     After the closing of the first sale of securities of the Company pursuant to a registration statement, the Company agrees to:

     (i) make and keep public information available, as those terms are understood and defined in Rule 144;

     (ii) use its best efforts to file with the Securities and Exchange Commission in a timely manner all reports and other documents required of the Company to be filed under the Securities Exchange Act (at any time after it has become subject to such reporting requirements); and

     (iii) furnish to any holder of Registrable Securities, upon request: (A) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after 90 days following the close of the first sale of securities by the Company pursuant to a registration statement), and of the Securities Act and the Securities Exchange Act (at any time after it has become subject to such reporting requirement); (B) a copy of the most recent annual or quarterly report of the Company; and (C) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Securities and Exchange Commission allowing it to sell any such securities without registration.

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9.   DEFINITIONS.

     "Demand Registration" shall have the meaning assigned to it in Section 1.1 hereof.

     "Long-Form Registration" has the meaning assigned to it in Section 1.1 hereof.

     "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, a limited liability company, an unincorporated organization and a governmental entity or any department, agency, or political subdivision thereof.

     "Piggyback Registration" shall have the meaning assigned to it in Section
2.1 hereof.

     "Registrable Securities" means: (i) any Warrant Shares issuable or issued upon the exercise of the Common Stock Purchase Warrant dated as of the date hereof issued to the Investor, (ii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; and (iii) any of the securities referred to in clauses (i) and (ii) held by a Person to whom the Investor has directly transferred at least 25% of such securities. As to any particular Registrable Securities, such securities shall no longer be Registrable Securities (a) if further transferred by such transferee, (b) if transferred by the Investor to a transferee that does not acquire at least 25% of the securities referred to in clauses (i) and (ii) above, or (c) after they become freely transferable under Rule 144 of the Securities Act. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise, in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected. Notwithstanding the foregoing, prior to effectiveness of any registration of any Registrable Securities in any registered offering, the holder thereof, if requested or required by the managing underwriter, shall exercise all conversion rights or rights under warrants so that the Registrable Securities included in such offering include only shares of Common Stock.

     "Rule 144" means Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act as such rule may be amended from time to time, or any similar rule then in force.

     "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

     "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

     "Securities and Exchange Commission" means the United States Securities and Exchange Commission or any governmental body or agency succeeding to the functions thereof.

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     "Short-Form Registration" shall have the meaning assigned to it in Section
1.1 hereof.

10.  MISCELLANEOUS.

     10.1.  No Inconsistent Agreements.

            The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

     10.2.  Adjustments Affecting Registrable Securities.

            The Company shall not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

     10.3.  Remedies.

            Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

     10.4.  Amendments and Waivers.

            Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of at least two-thirds of the Registrable Securities.

     10.5.  Successors and Assigns.

            All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

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     10.6.  Severability.

            Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     10.7.  Counterparts.

            This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

     10.8.  Descriptive Headings.

            The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     10.9.  Governing Law.

            The corporate law of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders and all other questions concerning the construction, validity and interpretation of this Agreement.

     10.10  Notices.

            All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the parties at the address indicated below:

If to the Company:    Opinion Research Corporation.         Fax:  (908) 281-5105
                      23 Orchard Road
                      Skillman, NJ  08542
                      Attention: Chief Executive Officer

with a copy to:       Wolf, Block, Schorr and Solis-        Fax:  (215) 977-2740
                      Cohen LLP
                      1650 Arch Street
                      Philadelphia, PA 19103
                      Attention: David Gitlin

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If to the Investor:   Allied Capital Corporation            Fax:  (202) 659-2053
                      1919 Pennsylvania Avenue, NW
                      Washington, DC  20006-3434
                      Attention:  Thomas H. Westbrook

with a copy to:       Piper & Marbury L.L.P.                Fax:  (202) 223-2085
                      1200 19/th/ Street, NW, 8/th/ Floor
                      Washington, D.C.  20036
                      Attention: Anthony H. Rickert

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                         Signatures on following pages

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


ATTEST:                                COMPANY:

                                       OPINION RESEARCH CORPORATION



By:    /s/ Douglas L. Cox              By:  /s/ John F. Short    (SEAL)
   -------------------------------        ---------------------
    Douglas L. Cox, Secretary          Name:   John F. Short
   ---------------                          -------------------
                                       Title:  President
                                             ------------------

                                       INVESTOR:

                                       ALLIED CAPITAL CORPORATION


By:    /s/ Kristine M. Lansing         By:  /s/ Thomas H. Westbrook (SEAL)
   ------------------------------           ---------------------------
          Assistant Secretary               Name:   Thomas H. Westbrook
                                                 ----------------------
                                            Title: Principal
                                                  ---------------------

                                       ALLIED INVESTMENT CORPORATION


By:    /s/ Kristine M. Lansing         By:  /s/ Thomas H.Westbrook  (SEAL)
   ------------------------------           ---------------------------
          Assistant Secretary               Name:   Thomas H. Westbrook
                                                 ----------------------
                                            Title: Principal
                                                  ---------------------

                                      -14-